Execution Copy

                                              Elections and Variables
                                         to the ISDA Credit Support Annex
                                            dated as of April 28, 2006
                                                      between

           Credit Suisse International,                 and                   Wells Fargo Bank, N.A.,
         an unlimited company incorporated                                not in its individual capacity
        under the laws of England and Wales                            but solely as trust administrator for
                    ("Party A")                                        Adjustable Rate Mortgage Trust 2006-2
                                                                                    ("Party B")

Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)  "Delivery Amount" has the meaning specified in Paragraph 3(a).

                  (B)  "Return Amount" has the meaning specified in Paragraph 3(b).

                  (C)  "Credit Support Amount" has the meaning specified in Paragraph 3.

         (ii)     Eligible  Collateral.  On any date,  the  following  items will qualify as "Eligible  Collateral"
         for each party:

                                                                                                   Valuation
                                                                                                   Percentage
                 (A)         Cash                                                                     100%

                 (B)         negotiable  debt  obligations  issued after 18 July 1984 by the          100%
                             U.S.  Treasury  Department  having a  residual  on such date of less than 1 year

                 (C)         negotiable  debt  obligations  issued after 18 July 1984 by the          97%
                             U.S.  Treasury  Department  having a residual  maturity on such date equal to or greater than 1 year but less than 5 years

                 (D)         negotiable  debt  obligations  issued after 18 July 1984 by the          95%
                             U.S.  Treasury  Department  having a residual  maturity on such date equal to or greater than 5 years but less than 10 years
                 (E)         (1) Agency  Securities  having a remaining  stated maturity of up         97%
                             to ten years from the Valuation Date.  "Agency  Securities" means unsecured,  unsubordinated  negotiable debt obligations issued by
                             the  Federal  National  Mortgage   Association,   the  Government
                             National  Mortgage  Association,  the Federal Home Loan  Mortgage
                             Corporation,  or the  Federal  Home  Loan  Banks,  but  excluding
                             Interest-only and principal-only securities.

                             (2) Agency  Securities  having a  remaining  stated  maturity  of greater  than ten  years,  but not more than 30  years,  from the
                             Valuation Date.

                                                                                                       96%
                 (F)         In respect of a party,  such  other  assets as the other  party    Such    percentage
                             may from time to time  specify  in  writing  as  qualifying  as    as   shall,   from
                             Eligible  Collateral  for the  purpose of this Annex  (provided    time to  time,  be
                             that  any  such  assets  shall  cease to  qualify  as  Eligible    specified  by  the
                             Collateral  if  such  other  party  subsequently  specifies  in    other   party   as
                             writing   that  they  shall  no  longer   qualify  as  Eligible    applying  to  such
                             Collateral).  For the  avoidance  of doubt  there  are no other    Eligible
                             assets  which,  as of  the  date  of  this  Annex,  qualify  as    Collateral.
                             Eligible Collateral for either party.

                  (iii)    Other Eligible  Support.  With respect to a party,  such Other  Eligible  Support as the other party may from time to time specify in writing as  qualifying as "Other  Eligible  Support"
                  and for the  avoidance of doubt there are no items which  qualify as Other  Eligible  Support for either party as of the date of this Annex.

                  (iv)     Thresholds.

                           (A)      "Independent Amount" means with respect to Party A and Party B: Zero.

                           (B)      "Threshold"  means with respect to Party A: Infinity;  provided,  if Party  A's  long-term  credit  rating falls below A (or its  equivalent)  from all three of the Rating  Agencies  (as defined in the  Schedule),  then the Threshold with respect to Party A shall be zero.

                                    "Threshold" means with respect to Party B:    Infinity

                           (C)      "Minimum Transfer Amount" means with respect to Party A:$250,000.

                                    "Minimum Transfer Amount" means with respect to Party B:$250,000.

                           (D)      Rounding.  The  Delivery  Amount and the Return  Amount  will be rounded up and down  respectively  to the nearest integral multiple of $10,000.

(c)               Valuation and Timing.

                  (i)      "Valuation  Agent"  means,  for  purposes of  Paragraphs  3 and 5, the party  making the demand under  Paragraph 3; for the purposes of Paragraph  4(d)(ii),  the Secured Party  receiving the Substitute  Credit Support;  and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the  Distributions  or the Interest  Amount,  as  applicable  provided  that where there has occurred and is  continuing  an Event of Default,  Potential  Event of Default or
                  Specified  Condition  in respect of such  party it shall not be a  Valuation  Agent and the other party shall be the Valuation Agent.

                  (ii)     "Valuation  Date"  means the first day of each  calendar  week that is a Local  Business
                  Day which,  if treated as a Valuation  Date,  would result in a Delivery Amount or Return Amount;
                  or such other Local  Business Day that either  party may elect to  designate a Valuation  Date by notice to the Valuation Agent.

                  (iii)    "Valuation  Time" means the close of business in the city of the Valuation  Agent on the
                  Local Business Day before the Valuation  Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and Exposure will be made as of  approximately  the same time on the same date.

                  (iv)     "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)               Conditions Precedent and Secured Party's Rights and Remedies.

                  (i)      Subject to  Paragraphs  13(d)(ii)  and  13(d)(iii),  for the  purposes of this Annex the following  events will each be a "Specified  Condition" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

                                                                                            Party A    Party B

                           - Illegality                                                        X          X

                           - Credit Event Upon Merger                                          X          X

                           - Additional Termination Event(s):
                             An event which,  with the giving of notice or the passage of      X          X
                             time,  or  both,   would  constitute  one  or  more  of  the
                             foregoing events

                  (ii)     For the purposes of  sub-Paragraphs  4(a)(ii),  8(a)(2) and 8(b),  the words  "Specified
                  Condition" shall be deleted and the words "Termination  Event" shall be substituted  therefor and provided  further that for the purposes of Paragraph  8(b) the words "or been  designated"  shall be deleted in their entirety;

                  (iii)    For the  purposes of  sub-Paragraph  8(a)(1) the words  "Specified  Condition"  shall be deleted in their entirety.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  The Pledgor  must obtain the  Secured  Party's  prior  consent to any  substitution  pursuant to
                  Paragraph  4(d) and shall give to the  Secured  Party not less than two (2) Local  Business  Days notice thereof specifying the items of Posted Credit Support intended for substitution.

         (iii)    Return  Procedure.  In  Paragraph  4(d)(ii)  the words  "not later  than the Local  Business  Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)      Dispute Resolution.

         (i)      "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
         Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof;

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last  mid-market  price on such date for such  securities  on the principal  national  securities exchange on which such securities are listed,  multiplied by the applicable  Valuation Percentage or (y)  where  any  such  securities  are not  listed  on a  national  securities  exchange,  the mid-market  price for such  securities  quoted as at the  close of  business  on such date by any principal  market maker for such  securities  chosen by the  Valuation  Agent,  multiplied by the applicable  Valuation  Percentage  or (z) if no such bid price is listed or quoted for such date, the last  mid-market  price  listed or quoted (as the case may be), as of the day next  preceding such  date  on  which  such  prices  were  available;  multiplied  by  the  applicable  Valuation
                  Percentage;  plus (b) the  accrued  interest on such  securities  (except to the extent that such interest  shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

                  (C)      with  respect  to any  Eligible  Collateral  other  than Cash and  securities;  the fair market value of such Eligible  Collateral on such date,  as determined in any  reasonable  manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)    Alternative.  The  provisions  of  Paragraph 5 will apply  provided  that the  obligation  of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise have applied to the Transfer  pursuant to, or deemed made,  under  Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  Party A: Not applicable

                  Party B or its Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph 6(b);
                  provided that

                           (1)      whichever of Party B or its Custodian that is holding Posted Collateral,  shall at all times  have a long  term debt or  deposit  rating of at least A from  Standard  &
                           Poor's Ratings  Services,  a division of  McGraw-Hill  Inc. and at least A2 from Moody's
                           Investors  Service,  Inc.  (or their  respective  successors)  and have net  capital  in excess of US$500 million;

                           (2)      the  Custodian  for Party B shall  first be approved by Party A and shall be an account holder in the U.S. Federal Reserve System; and

                           (3)      Party B is not a Defaulting Party.

(h)      Distributions and Interest Amount.

         (i)      Interest  Rate. The "Interest  Rate" will be, the effective rate for Federal Funds,  as published on Telerate  Page 118,  provided  that if, for any reason,  Telerate  Page 118 should be  unavailable  the
         Interest Rate shall be such rate as the Secured Party shall reasonably determine.

         (ii)     Transfer of Interest  Amount.  The  Transfer  of the  Interest  Amount will be made on the second
         Local Business Day following the end of each calendar  month,  to the extent that a Delivery  Amount would not be created or increased by that transfer in which event such  Interest  Amount will be retained by the
         Secured  Party,  and on any Local  Business  Day on which  all  Posted  Collateral  in the form of Cash is
         Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii)    Alternative  to Interest  Amount.  The  provisions  of Paragraph  6(d)(ii) will apply and for the purposes  of  calculating  the  Interest  Amount the  amount of  interest  calculated  for each day of the
         Interest Period shall be compounded daily.

(i)      Additional Representation(s).  There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value" with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

         (ii)     "Transfer"  with  respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      Demands and Notices.  All demands,  specifications  and notices  under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                                    London E14 4QJ
                                    England.

                  Telephone:        44 20 7883 5324
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph) to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any  Local  Business  Day in which  event  such  notice  shall be  deemed to be effective on the next succeeding Local Business Day.

(l)      Address for Transfers.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:
                           Wells Fargo Bank, NA
                           San Francisco, CA
                           ABA 121-000-248
                           Account Number:  3970771416
                           Account Name: Corporate Trust Clearing
                           FFC: 50911301, ARMT 2006-2 Group 6 Interest Rate Cap Account

(m)      Other Provisions.

         (i)      Additional Definitions.  As used in this Annex:

                  "Equivalent  Collateral" means, with respect to any security  constituting  Posted Collateral,  a security of the same issuer and, as applicable,  representing  or having the same class,  series, maturity,  interest rate,  principal amount or liquidation value and such other provisions as are necessary  for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "Local  Business  Day"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for  business  (including  dealings for foreign  exchange  and foreign  deposits) in New
                  York and such other places as the parties shall agree);

         (ii)     Transfer Timing

                  (a)      Paragraph  4(b)  shall  be  deleted  and  replaced  in its  entirety  by  the  following paragraph:

                           "Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
                           Transfer  of  Eligible   Credit  Support  or  Posted  Credit  Support  is  made  by  the
                           Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second  Local  Business  Day  thereafter;  if a demand is made after the
                           Notification  Time then the relevant  Transfer  will be made not later than the close of business on the third Local Business Day thereafter."

                  (b)      Paragraph  6(d)(1)  shall be amended  so that the  reference  therein to "the  following
                  Local  Business  Day"  shall  be  replaced  by  reference  to  "the  second  Local  Business  Day thereafter".

         (iii)    Events of Default

                  Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and
                  Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days"
                  respectively, shall instead be replaced by "one Local Business Day", "three Local Business
                  Days" and "three Local Business Days" respectively.

         (iv)     Holding Collateral.

                  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         IN WITNESS  WHEREOF,  the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

               CREDIT SUISSE INTERNATIONAL                                  WELLS FARGO BANK, N.A.,
                                                                         NOT IN ITS INDIVIDUAL CAPACITY
                                                             BUT SOLELY AS TRUST ADMINISTRATOR FOR ADJUSTABLE RATE
                                                                             MORTGAGE TRUST 2006-2

     By:_______________________________________            By:______________________________________
     Name:                                                 Name:
     Title:                                                Title:

     By:______________________________________
     Name:
     Title: